SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                               October 24, 2001


                          KIEWIT MATERIALS COMPANY
            (Exact name of registrant as specified in its charter)


         Delaware                  000-29619                 47-0819021
     (State or other       (Commission File Number)       (I.R.S. Employer
      jurisdiction                                       Identification No.)
    of Incorporation)



     Kiewit Plaza, Omaha Nebraska                       68131
   (Address of principal executive                   (Zip Code)
              offices)



                                (402) 536-3661
             (Registrant's telephone number, including area code)



















Item 4.  Changes in Registrant's Certifying Accountants.

         On October 24, 2001, the Company dismissed PricewaterhouseCoopers LLP as its principal independent accountant for the fiscal year ended December 31, 2001 and engaged KPMG LLP.

         The reports of PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2000 and December 25, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2000 and December 25, 1999, and the interim period from December 31, 2000 through October 24, 2001, there have been no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on such financial statements of the Company for such years. No event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ended December 31, 2000 and December 25, 1999, or the period from December 31, 2000 through October 24, 2001.

         The Company did not consult with KPMG during the fiscal years ended December 31, 2000 and December 25, 1999, or during the interim period from December 31, 2000 through October 24, 2001, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304 (a) (1) (iv) and Regulation S-K Item 304 (a) (1) (v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, relating to which either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

         The decision to change principal independent accountants was approved by the Company's Audit Committee and Board of Directors.

         The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 25, 2001, is filed as
Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         16.1 Letter from PricewaterhouseCoopers LLP.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                    KIEWIT MATERIALS COMPANY

                                    By:  /s/ Donald E. Bowman
                                         ------------------------------------
Date:  October 25, 2001                  Donald E. Bowman, Vice President and
                                         Chief Financial Officer